JAMES ADVANTAGE FUNDS

JAMES BALANCED: GOLDEN RAINBOW FUND

Institutional Class Shares: GLRIX

PROSPECTUS

MARCH 20, 2010

AS WITH ALL MUTUAL FUND SHARES AND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SHARES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

JAMES BALANCED: GOLDEN RAINBOW FUND

Institutional Class Shares

Investment Objective

James Balanced: Golden Rainbow Fund seeks to provide total return through a combination of growth and income and preservation of capital in declining markets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.74%
Distribution (12b-1) Fees	NONE
Other Expenses	0.21%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	0.96%

(1)	Acquired Fund Fees and Expenses are not included as expenses in the Ratio of Net Expenses to Average Net Assets found in the “Financial Highlights” section of this prospectus.

Example:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares of the end of those periods  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
James Balanced: Golden Rainbow Fund	$98	$306	$531	$1,178

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests primarily in equity securities of foreign and domestic companies that the Adviser believes are undervalued, and in fixed income securities.  The Fund will normally hold both equity securities and fixed income securities, with at least 25% of its assets in equity securities and at least 25% of its assets in fixed income securities.  Equity securities include common stocks, preferred stocks and exchange traded funds (“ETFs”) that invest primarily in equity securities.  Some or all of the equity portion of the Fund may be invested in small and micro capitalization companies.  The fixed income portion of the Fund will consist primarily of U.S. government securities, corporate bonds, municipal bonds and/or sovereign bonds of any maturity, as well as ETFs that invest primarily in such securities.  The Fund will limit its purchases of non-U.S. government securities to issues rated “Baa2” or better by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or better by Standard & Poor’s Ratings Group (“S&P”) and unrated securities determined by the Adviser to be of equivalent quality, as well as high quality money market instruments.  The Fund will attempt to provide total return in excess of the rate of inflation over the long term (3 to 5 years).

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund.

Equity Market Risk:  Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.  When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Fixed Income Risk:  The Fund invests in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income securities generally declines.  Your investment will decline in value if the value of the Fund’s investments decreases.  There is a risk that issuers and counterparties will not make payments on fixed income securities and repurchase agreements held by the Fund.  Such defaults could result in losses to the Fund.  Securities with lower credit quality have a greater risk of default.  In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.  Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund.  Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Management Risk: The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect.  The Fund may experience losses regardless of the overall performance of the market.

Small Cap Company Risk:  Smaller capitalization companies may experience higher failure rates than do larger capitalization companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Such companies may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies, and therefore may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger capitalization companies. Some small capitalization stocks may be illiquid.  These risks may be enhanced for micro cap securities.  Many micro cap companies tend to be new and have no proven track record. Some of these companies have no assets or operations, while others have products and services that are still in development or have yet to be tested in the market.  Because micro cap stocks trade in low volumes, any size of trade can have a large percentage impact on the price of the stock.

Foreign Investment Risk:  Foreign investing involves risks not typically associated with U.S. investments.  These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country.  In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets.  Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations.  Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular.  Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

Municipal Securities Risk:  The power or ability of an issuer to make principal and interest payments on municipal securities may be materially adversely affected by economic conditions, litigation or other factors.  The Fund’s right to receive principal and interest payments may be subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, as wells as laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal and/or interest or imposing other constraints upon the enforcement of such obligations.  In addition, substantial changes in federal income tax laws could cause municipal security prices to decline because the demand for municipal securities is strongly influenced by the value of tax exempt income to investors.

Sovereign Debt Risk:  The Fund may invest in sovereign debt obligations.  Investment in sovereign debt obligations involves special risks not present in corporate debt obligations.  The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default.  During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s net asset value, may be more volatile than prices of U.S. debt obligations.

Exchange Traded Fund Risk:  An ETF may trade at a discount to its net asset value.  Investors in the Fund will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses.  The Fund will also incur brokerage costs when it purchases shares of ETFs.  In addition, the Fund will be affected by losses of the underlying ETF and the level of risk arising from the investment practices of the underlying ETF.

Performance

Since the Institutional Class shares have not been available to investors for a full calendar year, the performance shown below is for the Retail Class shares, which are not offered in this prospectus.  The bar chart and performance table below illustrate the variability of the Fund’s returns, which provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns over time compare with the returns of a broad-based securities market index.  Institutional Class shares would have annual returns substantially similar to those of Retail Class shares because both classes invest in the same portfolio of securities.  The annual returns would differ to the extent that the two classes do not have the same expenses.  Of course, the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available at no cost by visiting www.jamesfunds.com or by calling 1-800-99 JAMES (1-800-995-2637).

Annual Total Return (Retail Class Shares) (Years ended December 31):

1999	3.42%
2000	4.58%
2001	2.56%
2002	-0.79%
2003	18.22%
2004	12.97%
2005	8.37%
2006	7.90%
2007	8.61%
2008	-5.53%

Best Quarter	2nd Quarter 2003	9.89%
Worst Quarter	3rd Quarter 2008	-5.37%

The Fund’s (Retail Class Shares) year-to-date return as of September 30, 2009 was 5.86%.

Average Annual Total Returns (Retail Class Shares) (as of December 31, 2008)

	One Year	Five Years	Ten Years
James Balanced: Golden Rainbow Fund
Return Before Taxes	-5.53%	6.27%	5.84%
Return after Taxes on Distributions	-6.04%	5.42%	4.31%
Return after Taxes on Distributions and Sale of Fund Shares	-3.50%	5.08%	4.28%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-37.00%	-2.19%	-1.38%

Blended (25% S&P 500® Index; 25% Russell 2000® Index; 50% Barclays Intermediate Government/Credit Bond Index) (reflects no deduction for fees, expenses or taxes)	-16.73%	1.66%	3.60%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Portfolio Management

James Investment Research, Inc. is the investment adviser to the Fund.

The Fund is managed by an investment committee of the Adviser consisting of the following seven members:

Dr. Frank James, PhD Portfolio Manager Since Inception	Barry James, CFA, CIC Portfolio Manager Since Inception	Ann M. Shaw, CFP Portfolio Manager Since Inception	Thomas L. Mangan Portfolio Manager Since Inception
David W. James, CFA Portfolio Manager Since Inception	R. Brian Culpepper Portfolio Manager Since Inception	Brian Shepardson, CFA, CIC Portfolio Manager Since 2001

Buying and Selling Fund Shares

Minimum Initial Investment	Minimum Additional Investment
$50,000	None

To Place Orders

Contact an eligible institutional intermediary.

Transaction Policies

You can buy shares of the Fund through an eligible institutional intermediary (a registered investment adviser or bank trust department that has established an omnibus account with the Fund to hold shares owned by clients).  When selling shares, proceeds will be sent to your financial intermediary.  Call your eligible institutional intermediary for more information.  The Fund’s share price is calculated only on days when the New York Stock Exchange is open for regular trading.

Dividends, Capital Gains and Taxes

The Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Potential Conflicts of Interest

If you purchase the Fund through an eligible institutional intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your intermediary’s web site for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

The Adviser does much of its own research using quantitative databases and statistical expertise and other elements to help predict future stock and bond price movements. The Adviser employs a proprietary investment model to select equity securities for the Fund that it believes are undervalued and more likely to appreciate. The Adviser focuses on value, neglect or equity securities which are underrepresented by institutional investors, as well as on management commitment. The Adviser also assesses a number of fundamental factors such as earnings, earnings trends, price earnings multiples, return on assets, and balance sheet data as well as other proprietary calculations. The model evaluates over 8,500 companies of all capitalization ranges.

The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs and other investment companies in which the Fund invests will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs to track their applicable indices.  The market value of the ETF shares may differ from their net asset value.  This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities.  Accordingly, there may be times when an ETF’s shares trade at a discount to its net asset value.

The Fund may invest in sovereign debt.  Sovereign debt is debt issued by national governments.  A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt.  The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.  Under the doctrine of sovereign immunity, the repayment of sovereign debt cannot be forced by creditors and it is thus subject to compulsory rescheduling, interest rate reduction, or even repudiation. The only protection available to creditors is threat of the loss of credibility and lowering of the international standing (the sovereign debt rating) of the country which may make it much more difficult to borrow in the future.

For temporary defensive purposes, under adverse market conditions, the Fund may hold all or a substantial portion of its assets in a combination of short-term U.S. Government or high quality money market instruments, repurchase agreements collateralized by such securities, money market funds or other cash equivalents.  If the Fund acquires shares of another mutual fund, including a money market fund, you will be subject to additional management fees and other fees and expenses attributable to the underlying fund.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. When and to the extent the Fund assumes such a temporary defensive position, it may not pursue or achieve its investment objective.  The Fund’s investment objective may be changed without shareholder approval.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information (“SAI”).

MANAGEMENT OF THE FUND

Investment Adviser

James Investment Research, Inc. (the “Adviser”), P.O. Box 8, Alpha, Ohio 45301, manages the day-to-day investment decisions of the Fund and continuously reviews, supervises and administers the Fund’s investment programs.  The Adviser was established in 1972 and provides advice to institutional as well as individual clients.

For the fiscal year ended June 30, 2009, the Adviser was paid management fees of 0.74% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory contract between the Adviser and the Fund is available in the Fund’s annual report to shareholders for the fiscal year ended June 30.

Portfolio Management

The Fund is managed by an investment committee of the Adviser, which consists of seven members. The investment committee makes the investment decisions for the Fund, and is primarily responsible for the day-to-day management of the Fund’s portfolio of securities. The SAI provides additional information about each portfolio manager’s compensation, other managed accounts by the portfolio managers, and ownership of securities in the Fund.  The members of the investment committee are listed below.  Each member of the investment committee has held his or her position with the Adviser for at least five years unless otherwise indicated.

Dr. Frank James, PhD, is the Founder and Chairman of the Adviser and team leader of the investment committee. Dr. James earned his Ph.D. from Rensselaer Polytechnic Institute in 1967. Dr. James was formerly in charge of the graduate management program and a professor of Management and Statistics at the Air Force Institute of Technology. His current responsibilities include overseeing the Adviser’s investment management and research.

Barry R. James, CFA, CIC is President of the Adviser and a portfolio manager. Prior to September 2007, Mr. James was Executive Vice president of the Adviser.  He is a principal officer of the James Advantage Funds.  He received his undergraduate degree from The United States Air Force Academy and his Master’s Degree from Boston University. He joined the Adviser in its beginning years before a tour of duty as an officer with the United States Air Force. He returned to the Adviser in 1986. Mr. James currently oversees the management of the Adviser.

Ann M. Shaw, CFP, joined the Adviser in 1978 and is the Chief Operating Officer and a portfolio manager. She is involved in security analysis and client service. Ms. Shaw received her Bachelor’s Degree from Capital University.

Thomas L. Mangan joined the Adviser in 1994 and is a Senior Vice President and a portfolio manager.  Prior to September 2006, Mr. Mangan was Vice President of the Adviser.  Mr. Mangan is also a principal officer of the James Advantage Funds. He is a graduate of The Ohio State University and earned his MBA from The University of Notre Dame in 1974. Mr. Mangan has over 30 years experience in trading and portfolio management including positions in New York, London and Chicago.  He is a CMFC and has been an adjunct professor in the Finance Department at Wright State University since 2000.

David W. James, CFA, joined the Adviser in 1981 and is a Senior Vice President of Research and a portfolio manager. Prior to September 2006, Mr. James was Vice President of the Adviser.  His responsibilities include research projects and statistical analysis.  Mr. James studied computer science and statistics at Florida State University and Wright State University.

R. Brian Culpepper joined the Adviser in 1995, and is a portfolio manager.  Mr. Culpepper is involved in equity research. He is a graduate of Wright State University in Dayton, Ohio where he earned a double Bachelor of Science degree in Management Information Systems and Management in 1995 and an MBA in 2005 and is a CMFC.

Brian Shepardson, CFA, CIC joined the Adviser in 1999. He is a portfolio manager and is involved in equity and fixed income research. Mr. Shepardson obtained his BBA from the University of Cincinnati in 1996 and holds a CFA charter and is a CMFC.

Portfolio managers rotate through various positions to ensure depth of skills and familiarity with the investment process. Portfolio managers are limited by the objectives and constraints of the Fund and by the strategies adopted by the investment committee of the Adviser.

Additional Compensation to Eligible Institutional Intermediaries

The Adviser, may at its own expense and out of its own legitimate profits, provide additional cash payments to eligible institutional intermediaries who sell shares of the Fund and/or whose clients or customers hold shares of the Fund.  These additional cash payments generally are made to eligible institutional intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These additional cash payments also may be made as an expense reimbursement in cases where the eligible institutional intermediary provides shareholder services to Fund shareholders.

PRICING YOUR SHARES

When you buy and sell shares of the Fund, the price of the shares is based on the Fund’s NAV next determined after the order is received by an eligible institutional intermediary.  The NAV is calculated at the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange (NYSE) is open for business.  Orders received after the close of the NYSE will receive the next day’s NAV.  Generally, the NYSE is closed and the share price of the Fund is not calculated on Saturdays, Sundays and national holidays. On occasion, the NYSE will close before 4:00 p.m. ET.  When that happens, purchase requests received by the Fund or an authorized agent of the Fund after the NYSE closes will be effective the following business day.  The Fund’s NAV will fluctuate.

The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received), minus liabilities (including accrued expenses) allocable to the Fund, by the total number of shares outstanding.  The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations.  Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.  The Fund also may use pricing services to determine the market value of securities.

If market quotations for a security are not available or, in the Adviser’s opinion, market quotations or a price provided by a pricing service do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, or a security is illiquid or restricted, the Adviser will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines.

Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors.  Securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, bur prior to the close of the U.S. market.  While fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders.  Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

HOW TO PURCHASE SHARES

The James Balanced: Golden Rainbow Fund offers two classes of shares, Retail Class and Institutional Class.  A separate NAV is calculated for each class of shares.  This prospectus relates only to the Institutional Class.  For information about Retail Class shares, or to obtain a copy of the prospectus, call the Fund at 1-800-995-2637 or contact your eligible institutional intermediary.

Shares of the Fund are sold on a continuous basis.  Institutional Class shares of the Fund are available only through registered investment advisers and bank trust departments (collectively referred to as eligible institutional intermediaries) that have made arrangements for shares of all of their clients investing in the Fund to be held in an omnibus account (as well as other entities that are approved by management of the Trust). Eligible institutional intermediaries may charge a fee for their services, set different minimum initial and additional investment requirements, or impose other charges and restrictions. The minimum initial investment for Institutional Class shares is $50,000 (for this purpose, shares of clients of an eligible institutional intermediary are aggregated).  The Fund reserves the right to limit the amount of purchases and to refuse to sell to any person.  For more information on how to purchase Institutional Class shares, call your eligible institutional intermediary.

Important Information About Procedures for Opening an Account

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  What this means for you:  When you open an account, the eligible institutional intermediary will ask for your name, residential address, date of birth, government identification number and other information that will allow it to identify you.  The eligible institutional intermediary also may ask to see your driver’s license or other identifying documents.  If the eligible institutional intermediary does not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk.  If the eligible institutional intermediary is unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified.  However, if the eligible institutional intermediary is unable to verify your identity, it reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed.  If the eligible institutional intermediary closes your account because it is unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Initial Purchase

You may purchase Institutional Class shares through an eligible institutional intermediary that is authorized to offer shares of the Fund.  Purchases of Institutional Class shares are not available directly from the Fund.  You can obtain an investment application from your eligible institutional intermediary.

When shares are purchased this way, the eligible financial intermediary may:

•                  charge a fee for its services;

•                  act as the shareholder of record of the shares;

•                  set different minimum initial and additional investment requirements;

•                  impose other charges and restrictions;

•                  designate intermediaries to accept purchase and sale orders on the Fund’s behalf; or

•                  impose an earlier cut-off time for purchase and redemption requests.

The Fund considers a purchase or sale order as received when an eligible institutional intermediary receives the order. These orders will be priced based on the NAV of the Institutional Class shares next computed after such order is received by the eligible institutional intermediary.  It is the responsibility of the eligible institutional intermediary to transmit properly completed purchase orders to the Fund in a timely manner.  Any change in price due to the failure of the Fund to timely receive an order must be settled between the investor and the eligible institutional intermediary placing the order.

Additional Purchases

After your initial purchase, you may make additional purchases though an eligible institutional intermediary.  The Fund does not impose minimums on subsequent purchases of Institutional Class shares.  Please contact your eligible institutional intermediary for further details on making additional purchases of shares.

HOW TO REDEEM SHARES

You may redeem all or part of your Institutional Class shares of the Fund through your eligible institutional intermediary on any day that the Fund is open for business, subject to certain restrictions described below.  Redemption requests received by the Fund or an authorized agent of the Fund before 4:00 p.m. ET. (or before the NYSE closes if it closes before 4:00 p.m. ET) will be effective that day.  Redemption requests received by the Fund or its authorized agent after the close of trading on the NYSE are processed at the NAV determined on the following business day.  The price you will receive when you redeem your shares will be the NAV next determined after the Fund receives your properly completed order to sell.  The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time your redemption request is received.

The Fund will forward the proceeds of your sale to your eligible institutional intermediary within seven days (normally within three business days) after receipt of a proper redemption request.  Proceeds that are sent to your eligible institutional intermediary will not be reinvested unless you provide specific instructions to do so.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for shares of any other James Advantage Fund and are subject to the applicable minimum initial investment requirements. You may request an exchange by contacting your eligible institutional intermediary.  Your exchange will be made at the next determined NAV after receipt of a request by the Fund.  To receive a specific day’s NAV, your letter or call must be received before that day’s close of the NYSE.

The exchange privilege may be modified or terminated by the Board of Trustees upon 30 days’ written notice to shareholders. For federal income tax purposes, an exchange of shares is treated as a sale of the shares and a purchase of the shares you receive in exchange. You may, therefore, incur a taxable gain or loss in connection with the exchange. Before making an exchange, contact your eligible institutional intermediary to obtain more information about exchanges.

MARKET TIMING TRADING POLICY

The Fund is intended to be a long term investment.  Excessive purchases and redemptions of shares of the Fund in an effort to take advantage of short-term market fluctuations, known as “market timing,” can interfere with long-term portfolio management strategies and increase the expenses of the Fund, to the detriment of long-term investors. For example, excessive redemption orders may require us to sell securities in our portfolio at inopportune times to fund redemption payments.  Accordingly, the Board of Trustees has adopted policies that seek to restrict market timing activity. If the Fund believes, in their sole discretion, that an investor is engaged in excessive short-term trading or is otherwise engaged in market timing activity, the Fund may, with or without prior notice to the investor, reject further purchase orders from that investor, and disclaim responsibility for any consequent losses that the investor may incur.  The Fund’s response to any particular market timing activity will depend on the facts and circumstances of each case, such as the extent and duration of the market timing activity and the investor’s trading history in the Fund.  While the Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of shareholders.

Eligible institutional intermediaries must establish omnibus accounts with the Fund through which they place transactions for their customers.  The Fund have entered into information sharing agreements with certain eligible institutional intermediaries under which the eligible institutional intermediaries are obligated to: (1) enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Fund; (2) furnish the Fund, upon request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund’s market-timing policy with respect to customers identified by the Fund as having engaged in market timing.  When information regarding transactions in the Fund’s shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with which the Fund have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund applies these policies and procedures to all shareholders believed to be engaged in market timing or excessive trading. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future.

Eligible institutional intermediaries maintaining omnibus accounts with the Fund may impose market timing policies that are more restrictive than the market timing policy adopted by the Board of Trustees.  For instance, these eligible institutional intermediaries may impose limits on the number of purchase and sale transactions that an investor may make over a set period of time and impose penalties for transactions in excess of those limits. Eligible institutional intermediaries also may exempt certain types of transactions from these limitations. If you purchased your shares through a financial intermediary, you should read carefully any materials provided by the financial intermediary together with this prospectus to fully understand the market timing policies applicable to you.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a quarterly basis, and intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.  The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.  The amount of any distribution varies and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

Income dividends and capital gain distributions are automatically reinvested in additional shares of the Fund at the applicable NAV on the distribution date.  You may elect to receive distributions in cash by notifying the eligible institutional intermediary through whom you bought shares.  If cash payment is requested, a check normally will be mailed within five business days after the payable date.

If you elect to receive dividends and distributions in cash and the payment is returned and marked as “undeliverable” or is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the NAV determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and the proceeds reinvested in the Fund at the NAV determined as of the date of cancellation.

TAXES

The following is a brief description of the federal income taxes you may have to pay on income dividends and capital gains distributions from the Fund, as well as on gains realized from the redemption of Fund shares.  This discussion is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Distributions.  Distributions from the Fund (both taxable income dividends and capital gains) are normally taxable to you as ordinary income or long-term capital gains, regardless of whether you reinvest these distributions or receive them in cash (unless you hold shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).  Due to the nature of the investment strategies used, distributions by the Fund generally are expected to consist primarily of ordinary income and capital gains; however, the nature of the Fund’s distributions could vary in any given year.

The Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions also may be subject to state and local taxes.

If you are a taxable investor and invest in the Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.”

Selling and Exchanging Shares - Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares currently are taxed at a maximum rate of 15%. Short-term capital gains are taxed at ordinary income tax rates.  You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Backup Withholding - On the application or other appropriate form, the Fund will request your certified taxpayer identification number (social security number for individuals) and a certification that you are not subject to backup withholding.  Unless you provide this information, the Fund will be required to withhold and remit to the U.S. Treasury 28% of the dividends, distributions and redemption proceeds payable to you. You should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, the Fund may make a corresponding charge against the account.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the period of the Institutional Class of the Fund’s operation. Certain information (including total return information) reflects financial results for a single Institutional Class share of the Fund. The total return in the table represents the rate that you would have earned on an investment in the Institutional Class shares of the Fund (assuming reinvestment of all dividends and distributions). This information was audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

JAMES BALANCED: GOLDEN RAINBOW FUND - INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout the Period

	Period
	Ended
	June 30,
	2009 (A)

Net asset value at beginning of period	$14.80

Income from investment operations:
Net investment income	0.09
Net realized and unrealized gains on investments	1.94
Total from investment operations	2.03

Less distributions:
From net investment income	(0.14)

Net asset value at end of period	$16.69

Total return	13.75	%(B)

Net assets at end of period (000’s)	$115

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	0.95	%(C)

Ratio of net investment income to average net assets	1.63	%(C)

Portfolio turnover rate	72	%(C)

(A)	Represents the period from commencement of operations (March 2, 2009) through June 30, 2009.
(B)	Not annualized.
(C)	Annualized.

Investment Adviser

James Investment Research, Inc.

P.O. Box 8

Alpha, Ohio 45301

Custodian	Independent Registered
U.S. Bank, N.A.	Public Accounting Firm
425 Walnut Street	Deloitte & Touche LLP
Cincinnati, Ohio 45202	250 East Fifth Street, Suite 1900
Cincinnati, Ohio 45202

Legal Counsel	Distributor
Thompson Hine LLP	Unified Financial Securities, Inc.
312 Walnut Street	2960 N. Meridian Street
14th Floor	Indianapolis, IN 46208
Cincinnati, Ohio 45202

Transfer Agent
ALPS Fund Services, Inc.
P.O. Box 786
Denver, CO 80201

Additional information about the Fund, including detailed information on Fund policies and operations, is included in the Fund’s Statement of Additional Information (SAI), which is incorporated into this prospectus by reference in their entirety.  Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual report to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Call the Fund at 1-800-99 JAMES to request free copies of the SAI and the Fund’s annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

The Fund’s SAI, annual and semiannual reports to shareholders are also available, free of charge, on the Fund’s internet site at www.jamesfunds.com.

Information about the Fund (including the SAI and other reports) can be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.  Reports and other information about the Fund is available on the EDGAR Database on the SEC’s Internet site at http//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520..

Investment Company Act #811-8411